Form 17A – Multistate Rev. 4/25 First Amendment to Loan Agreement THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is made as of December 4, 2025, by and between KEWAUNEE SCIENTIFIC CORPORATION, a Delaware corporation (the “Borrower”), and PNC BANK, NATIONAL ASSOCIATION (the “Bank”). BACKGROUND WHEREAS, the Borrower and the Bank are parties to that certain Loan Agreement, dated as of November 1, 2024 (as may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), which, together with the Loan Documents (as such term is defined in the Loan Agreement) evidences or secures some or all of the indebtedness and other obligations of the Borrower to the Bank for one or more loans or other extensions of credit (as used herein, collectively, together with the Obligations, if and as defined in the Loan Documents, the “Obligations”). Any initially capitalized terms used in this Amendment without definition shall have the meanings assigned to those terms in the Loan Agreement; WHEREAS, the Borrower desires to repay the outstanding principal balances of the Subordinated Seller Notes in full, together with all accrued but unpaid interest thereon, on the date hereof (the “Seller Note Repayment”) and has requested that the Bank: (a) consent to such repayment, (b) provide a $10,000,000 term loan to partially fund the Seller Note Repayment (the “First Amendment Term Loan”), and (c) permit the Borrower to draw and use available funds under the Line of Credit to partially fund the Seller Note Repayment; WHEREAS, the Bank is willing to: (a) consent to the Seller Note Repayment, (b) provide the First Amendment Term Loan, and (c) amend the Loan Agreement, in each case subject to the terms and conditions set forth herein; NOW, THEREFORE, in consideration of the mutual covenants herein contained and intending to be legally bound hereby, the parties hereto agree as follows: 1. The Loan Agreement is hereby amended as set forth in Exhibit A. Any and all references to the Loan Agreement in any Loan Document shall be deemed to refer to the Loan Agreement as amended by this Amendment. This Amendment is deemed incorporated into each of the Loan Documents. To the extent that any term or provision of this Amendment is or may be inconsistent with any term or provision in any Loan Document, the terms and provisions of this Amendment shall control. 2. Notwithstanding anything to the contrary contained in the Subordination Agreements, upon satisfaction of each of the conditions to the effectiveness of this Amendment, the Bank hereby consents to the Seller Note Repayment on the date hereof. 3. The Borrower hereby certifies that: (a) all of its representations and warranties in the Loan Documents (including the Loan Agreement as amended by this Amendment), are, except as may otherwise be stated in this Amendment: (i) true and correct in all material respects as of the date of this Amendment (and in all respects if such representations and warranties are qualified by materiality) except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all material respects as of such earlier date (and in all respects if such representations and warranties are qualified by materiality), (ii) [reserved], and (iii) incorporated into this Amendment by reference, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan

- 2 - Form 17A – Multistate Rev. 4/25 Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity. 4. The Borrower hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Borrower or third parties (if applicable), shall continue unimpaired and in full force and effect, and shall cover and secure all of the Borrower’s existing and future Obligations to the Bank, as modified by this Amendment. 5. As a condition precedent to the effectiveness of this Amendment, the Borrower shall comply with the terms and conditions (if any) specified in Exhibit A. 6. [Reserved]. 7. This Amendment may be signed in any number of counterpart copies and by the parties to this Amendment on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart. Upon written request by the other party (which may be made by electronic mail), any party so executing this Amendment by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission. 8. Notwithstanding any other provision herein or in the other Loan Documents, the Borrower agrees that this Amendment, the Loan Documents, any other amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Borrower and the Bank acknowledge and agree that the methods for delivering Communications, including notices, under the Loan Documents include electronic transmittal to any electronic address provided by either party to the other party from time to time. 9. The Bank may modify this Amendment for the purposes of completing missing content or correcting erroneous content, without the need for a written amendment, provided that the Bank shall send a copy of any such modification to the Borrower (which notice may be given by electronic mail). 10. This Amendment will be binding upon and inure to the benefit of the Borrower and the Bank and their respective heirs, executors, administrators, successors and assigns. 11. This Amendment will be interpreted and the rights and liabilities of the parties hereto determined in accordance with the laws of the State identified in and governing the Loan Agreement (the “State”), excluding its conflict of laws rules, including without limitation the Electronic Transactions Act (or equivalent) in such State (or, to the extent controlling, the laws of the United States of America, including without limitation the Electronic Signatures in Global and National Commerce Act). This Amendment has been delivered to and accepted by the Bank and will be deemed to be made in the State. 12. Except as amended hereby, the terms and provisions of the Loan Documents remain unchanged, are and shall remain in full force and effect unless and until modified or amended in writing in accordance with

- 3 - Form 17A – Multistate Rev. 4/25 their terms, and are hereby ratified and confirmed. Except as expressly provided herein, this Amendment shall not constitute an amendment, waiver, consent or release with respect to any provision of any Loan Document, a waiver of any default or Event of Default under any Loan Document, or a waiver or release of any of the Bank’s rights and remedies (all of which are hereby reserved). The Borrower expressly ratifies and confirms the confession of judgment (if applicable) and dispute resolution, waiver of jury trial or arbitration provisions, as applicable, contained in the Loan Documents, all of which are incorporated herein by reference. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

- 5 - Form 17A – Multistate Rev. 4/25 EXHIBIT A TO FIRST AMENDMENT TO LOAN AGREEMENT DATED AS OF DECEMBER 4, 2025 A. Amendment(s). The Loan Agreement is amended as follows: 1. Section 1 of the Loan Agreement is hereby amended and restated to read as follows: “1. Loan. The Bank has made or may make one or more loans (each, a “Loan” and collectively, the “Loans”) to the Borrower subject to the terms and conditions and in reliance upon the representations and warranties of the Borrower set forth in this Agreement. Each Loan shall be used for business purposes (and not for personal, family or household use) and is or will be evidenced by a promissory note or notes of the Borrower and all renewals, extensions, amendments and restatements thereof (collectively, the “Notes”) acceptable to the Bank, which shall set forth the interest rate, repayment and other provisions of the respective Loan, the terms of which are incorporated into this Agreement by reference. The Loans governed by this Agreement shall include the Loans specifically described below, if any, and any additional lines of credit or term loans that the Bank has made or may, in its sole discretion, make to the Borrower in the future. 1.1. Line of Credit. One of the Loans governed by this Agreement is a committed senior secured revolving line of credit facility under which the Borrower may request and the Bank will make advances to the Borrower from time to time, and the Borrower may borrow, repay, and reborrow, subject to the terms and conditions of this Agreement and the Revolving Line of Credit Note dated of even date herewith (the “Line of Credit Note”), until the Expiration Date, in an aggregate amount outstanding at any time not to exceed $20,000,000.00, with an option to increase the facility upon request by the Borrower and approval by the Bank, in its discretion, by an additional $10,000,000 (the “Line of Credit”). The “Expiration Date” shall have the meaning set forth in the Line of Credit Note. The Borrower acknowledges and agrees that in no event will the Bank be under any obligation to extend or renew the Line of Credit beyond the Expiration Date. In no event shall the aggregate unpaid principal amount of advances under the Line of Credit exceed the maximum amount of the Line of Credit. All advances and other credit extensions under the Line of Credit will be used by the Borrower for (i) a portion of the consideration for the Closing Date Acquisition on the Effective Date, (ii) a portion of the amount of the Seller Note Repayment to be made on the First Amendment Effective Date, and (iii) working capital or other general business purposes of the Borrower. 1.1.1. The Line of Credit will include an investment and borrowing sweep feature on the terms and conditions of a Line of Credit and Investment Sweep Rider (the “Sweep Rider”) to be executed and delivered by the Borrower to the Bank, in form and substance satisfactory to the Bank, the terms of which are hereby incorporated herein by reference. The Sweep Rider will remain in effect until such time (if any) as it is terminated in accordance with its terms. 1.2. Term Loan. One of the Loans governed by this Agreement is a term loan in the principal amount of $15,000,000.00 (the “Term Loan”). The proceeds of the Term Loan will be used to finance a portion of the consideration for the Closing Date Acquisition on the Effective Date. The obligation of the Borrower to repay the Term Loan shall be evidenced by that certain Term Note of the Borrower dated of even date herewith (the “Term Note”) in the principal amount of $15,000,000.00. 1.3. First Amendment Term Loan. One of the Loans governed by this Agreement is a term loan in the principal amount of $10,000,000.00 (the “First Amendment Term Loan”). The proceeds of the First Amendment Term Loan will be used to finance a portion of the consideration for the Seller Note Repayment on the First Amendment Effective Date. The obligation of the Borrower to repay the First Amendment Term Loan shall

- 6 - Form 17A – Multistate Rev. 4/25 be evidenced by that certain First Amendment Term Note of the Borrower dated as of the First Amendment Effective Date (the “First Amendment Term Note”) in the principal amount of $10,000,000.00. 1.4. Closing Commitment Fee. On or before the Effective Date, the Borrower will pay to the Bank a non-refundable commitment fee in an amount equal to $52,500.00 (the “Closing Commitment Fee”). 1.5. First Amendment Commitment Fee. On or before the First Amendment Effective Date, the Borrower will pay to the Bank a non-refundable commitment fee in an amount equal to $15,000.00 (the “First Amendment Commitment Fee”). 1.6. Unused Fee. The Borrower will pay to the Bank an Unused Fee (as defined in the Line of Credit Note) in such amounts and at such times described in the Line of Credit Note.” 2. Section 3.18 of the Loan Agreement is hereby amended and restated to read as follows: “3.18. Subordination of Subordinated Debt. The Line of Credit, the Term Loan, the First Amendment Term Loan, and all other Obligations of the Loan Parties to the Bank under this Agreement and all other Loan Documents, and all amendments, modifications, extensions, renewals, refinancings or refundings of any of the foregoing, constitute “Senior Obligations” of the Loan Parties within the meaning of the Subordination Agreements, and the holders thereof from time to time shall be entitled to all of the rights of a holder of “Senior Obligations” pursuant to the Subordination Agreements.” 3. Section 5.7 of the Loan Agreement is hereby amended and restated to read as follows: “5.7. Restricted Payments. Declare or pay any dividends on or make any distribution with respect to any class of its equity or ownership interest, or purchase, redeem, retire or otherwise acquire any of its equity (collectively, “Restricted Payments”), except Restricted Payments made after the Effective Date, provided that both before and after giving effect to each such Restricted Payment (A) the Borrower is in pro forma compliance with the financial covenants set forth in Section 4.8 and (B) no Event of Default has occurred and is continuing or would result therefrom.” 4. Sub-Section 5.10(a) of the Loan Agreement is hereby amended and restated to read as follows: “(a) Payments of Subordinated Debt. Make or agree or offer to pay or make, directly or indirectly, any payment or other distribution (whether in cash, securities or other property) of or in respect of principal of or interest on any Subordinated Debt, or any payment or other distribution (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any Subordinated Debt, except: (i) payments of principal at maturity and payments of regularly scheduled principal, interest and fees as and when due in respect of such Subordinated Debt, so long as (x) such payments are not prohibited by the applicable subordination provisions or subordination agreement to which such Subordinated Debt is subject and (y) no Event of Default has occurred and is continuing or would result therefrom, and (ii) the Seller Note Repayment.” 5. Section 6.10 of the Loan Agreement is hereby amended and restated to read as follows: “6.10. Other Default. The occurrence of (i) an “Event of Default” as defined in the Notes or any of the other Loan Documents, (ii) a default or event of default under or as defined in any other agreement, instrument or document between the Borrower or any Guarantor and PNC Bank, National Association or any of its subsidiaries or affiliates, or (iii) a default or event of default under any other indebtedness of the Borrower or any Guarantor which exceeds $2,500,000, in each case, subject to any notice, grace, or cure periods as may be expressly set forth in the applicable documentation..”

- 7 - Form 17A – Multistate Rev. 4/25 6. The following definitions are hereby added to Addendum I of the Loan Agreement in appropriate alphabetical order: ““First Amendment Commitment Fee” means the definition set forth in Section 1.5.” ““First Amendment Effective Date” means December 4, 2025.” ““First Amendment Term Loan” means the definition set forth in Section 1.3.” ““First Amendment Term Note” means the definition set forth in Section 1.3.” ““Seller Note Repayment” means the repayment in full of the aggregate principal balance of the Subordinated Seller Notes, together with all accrued but unpaid interest thereon, on the First Amendment Effective Date, which shall be funded with (a) the proceeds of the First Amendment Term Loan, (b) available funds under the Line of Credit, and (c) the Borrower’s cash on hand.” 7. The following definitions in Addendum I of the Loan Agreement are hereby amended and restated as follows: ““Closing Commitment Fee” means the definition set forth in Section 1.4.” ““Fixed Charges” shall mean the sum of Current Maturities (excluding Current Maturities relating to the real property located at 2700 West Front Street, Statesville, North Carolina 28677) plus interest expense (excluding interest expense relating to the real property located at 2700 West Front Street, Statesville, North Carolina 28677) less interest income plus cash taxes paid plus Restricted Payments plus Investments and Acquisitions plus Unfunded Capital Expenditures plus, solely to the extent included in the tested period, the Fixed Charges for Nu Aire calculated on a pro forma basis for the four quarter period commencing on November 1, 2023 and concluding on October 31, 2024.” ““Subordinated Debt” means indebtedness that has been subordinated to the Borrower’s indebtedness to the Bank pursuant to a subordination agreement in form and content reasonably satisfactory to the Bank.” ““Subordination Agreements” means any agreements effecting the subordination of Subordinated Debt in form and content reasonably satisfactory to the Bank.” B. Conditions to Effectiveness of Amendment. The Bank’s willingness to agree to the amendments set forth in this Amendment is subject to the prior satisfaction of the following conditions: 1. Execution by all parties and delivery to the Bank of this Amendment, the First Amendment Term Note, and such other instruments and documents which the Bank may reasonably request in connection with the transactions provided for in this Agreement. 2. The Bank shall have received a certificate in form and substance reasonably satisfactory to the Bank from the Loan Parties, dated as of the First Amendment Effective Date and signed on behalf of such Loan Party by an authorized officer of such Loan Party certifying as to and attaching (i) true copies of the organizational documents of such Loan Party and any amendments thereto, (ii) the resolutions of the shareholders, directors, managers and/or members (as the case may be) of such Loan Party authorizing the execution and delivery of this Amendment and the other Loan Documents, (iii) a certificate of existence, authorization, good standing certificate, or its equivalent of such Loan Party from the Secretary of State of such Loan Party’s jurisdiction of organization, and (iv) the names, true signatures and incumbency of the officers of such Loan Party authorized to execute and deliver the Loan Documents to which each is a party.

- 8 - Form 17A – Multistate Rev. 4/25 3. The Bank shall have received Lien searches (including Uniform Commercial Code, judgments, bankruptcy and taxes) with respect to each Loan Party (at the state and county level) from the jurisdiction of such Loan Party’s organization and each other jurisdiction in which such Loan Party maintains an office showing no existing Liens on the property of such Loan Party except as permitted under the Loan Agreement. 4. The Bank shall have received a closing certificate in form and substance reasonably satisfactory to the Bank from the Borrower, dated as of the First Amendment Effective Date and signed by an officer of the Borrower, certifying that (i) all representations and warranties of the Borrower set forth in the Loan Agreement are true and correct in all material respects (and in all respects if qualified by materiality), (ii) the Borrower is in compliance with each of the covenants and conditions contained in the Loan Agreement in all material respects, (iii) no Event of Default exists and (iv) since July 31, 2024, there shall have been no material adverse change in the financial condition or business of the Borrower nor any Material Adverse Change, as reasonably determined by Bank, in the market value of any Collateral required hereunder or a substantial or material portion of the assets of the Borrower that have resulted or could result in a Material Adverse Change. 5. The Bank shall have received opinions of counsel on behalf of the Loan Parties dated as of the First Amendment Effective Date, in form and substance reasonably satisfactory to the Bank. 6. The Bank shall have received evidence satisfactory to the Bank in its reasonable discretion that the Subordinated Seller Notes shall be repaid in full on the First Amendment Effective Date. 7. Payment by the Borrower to the Bank of the First Amendment Commitment Fee, and reimbursement of the reasonable and documented out-of-pocket fees and expenses of the Bank's outside counsel in connection with this Amendment to the extent invoiced one (1) Business Day in advance of the First Amendment Effective Date. C. Post-Closing Requirements. (a) By no later than December 4, 2026, the Borrower shall deliver evidence satisfactory to the Bank in its reasonable discretion that the electronic stock certificate representing the Borrower’s Equity Interest in Kewaunee Labway India Private Limited (the “KLI Equity Interest”) has been marked to reflect the Bank’s Lien thereon. (b)Until such time as the Borrower has satisfied the requirements of sub-section (a) above, the Borrower shall, within thirty (30) days after the end of each fiscal quarter, deliver a status report to the Bank regarding the conversion of the KLI Equity Interest to an electronic stock certificate, along with such other information currently available to the Borrower as the Bank may reasonably require.

- 9 - Form 17A – Multistate Rev. 4/25 CONSENT OF GUARANTOR The undersigned guarantor (the “Guarantor”) consents to the provisions of the foregoing Amendment and all prior amendments (if any) and confirms and agrees that: (a) the Guarantor’s obligations under its Guaranty and Suretyship Agreement dated as of November 1, 2024 (the “Guaranty”) and the other Loan Documents relating to the Obligations mentioned in the Amendment, shall be unimpaired by the Amendment; (b) [reserved]; and (c) all of the terms, conditions and covenants in the Guaranty and the other Loan Documents remain unaltered (except as expressly modified by the Amendment) and in full force and effect, are hereby ratified and confirmed, and continue to apply to the Obligations, as modified by the Amendment. The Guarantor certifies that all representations and warranties made in the Guaranty and the other Loan Documents are true and correct. The Guarantor hereby confirms that any collateral for the Obligations, including liens, security interests, mortgages, and pledges granted by the Guarantor or third parties (if applicable), shall continue unimpaired and in full force and effect, shall cover and secure all of the Guarantor’s existing and future Obligations to the Bank, as modified by this Amendment. By signing below, the Guarantor agrees that this Consent, the Guaranty, the other Loan Documents, any amendments thereto and any other information, notice, signature card, agreement or authorization related thereto (each, a “Communication”) may, at the Bank’s option, be in the form of an electronic record. Any Communication may, at the Bank’s option, be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Bank of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention. The Guarantor acknowledges and agrees that the methods for delivering Communications, including notices, under the Guaranty and the other Loan Documents include electronic transmittal to any electronic address provided by any party to the other party from time to time. REMAINDER OF PAGE INTENTIONALLY LEFT BLANK